Reimagining The Potential Of Human Enzyme Therapeutics Corporate Overview – January 2022 Nasdaq: AGLE Exhibit 99.1

Forward Looking Statements ©2022 Aeglea BioTherapeutics. External 2 This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, timing and success of our ongoing and planned clinical trials and related data, the timing of announcements, updates, results of our clinical trials and related data and our planned BLA submission for our lead product candidate pegzilarginase, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits, safety profile and economic value of pegzilarginase and our other product candidates, potential growth opportunities, financing plans, use and adequacy of financing plans, competitive position, industry environment and potential market opportunities.   Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to the success, cost and timing of our product candidate development activities and ongoing and planned clinical trials; our plans to develop and commercialize targeted therapeutics, including our lead product candidate pegzilarginase and our product candidates for the treatment of homocystinuria and cystinuria; the design, progress of patient enrollment and dosing in our clinical trials; the ability of our product candidates to achieve applicable endpoints in clinical trials; the safety profile of our product candidates in clinical trials; the potential for data from our current and future clinical trials to support a marketing application, as well as the timing of these events; the potential for preclinical studies to be predictive of current or future clinical trials; our ability to obtain funding for our operations, development and commercialization of our product candidates; the impact of the COVID-19 pandemic on our operations and clinical development activities, including on the timing of enrollment of our clinical trials; the timing of and our ability to obtain and maintain regulatory approvals; our ability to obtain regulatory approval for, and commercialize, pegzilarginase, and recognize milestone and royalty payments from our licensing and supply agreement with Immedica; the potential for expedited development and review of pegzilarginase as a result of its Breakthrough Therapy designation; the potential addressable markets of our product candidates; the rate and degree of market acceptance and clinical utility of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; future agreements with third parties in connection with the potential commercialization of our product candidates; our expectations regarding our ability to obtain and maintain intellectual property protection; our dependence on third party manufacturers; our ability to develop our own commercial manufacturing facility; the success of competing therapies that are or may become available; our ability to attract and retain key scientific or management personnel; our ability to identify additional product candidates with significant commercial potential consistent with our commercial objectives; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on these and other factors that could affect these forward-looking statements is contained in our most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC) and other reports filed by the SEC. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Addressing Metabolic Imbalances to Improve the Lives of Patients ©2022 Aeglea BioTherapeutics. External 3 Aeglea BioTherapeutics At Aeglea, we believe that every patient deserves a chance at a better life. We are committed to helping people with rare and devastating metabolic diseases who have limited treatment options. Having a rare disease does not mean that you are in the fight alone.

Looking Ahead to 2022 Key 2021 Highlights 4 Pegzilarginase File U.S. BLA (1H 2022) and EU MAA Continue preparations for strong, rapid launch in U.S., Europe and Middle East Presentation of PEACE data at upcoming key metabolic conference; publication of long-term data AGLE-177 Clinical data from Phase 1/2 trial AGLE-325 (Cystinuria) IND-enabling studies for optimized molecule 2021 Accomplishments and 2022 Outlook Pegzilarginase (Arginase 1 Deficiency) Signed license and supply agreement with Immedica Pharma AB for Europe and certain Middle Eastern countries Announced positive topline Phase 3 data Reduced arginine by 80%; normalized plasma arginine levels in 90.5% of patients; trend in mobility measure Progressed key launch objectives including: Patient identification and profiling of population and prescriber base; payer engagement; advancing patient services and distribution activities AGLE-177 (Homocystinuria) Began dosing patients in Phase 1/2 study Advanced manufacturing and formulation work to enable Phase 3 trial Competed long term toxicology studies ©2022 Aeglea BioTherapeutics. External

5 Aeglea’s Human Enzyme Platform for Rare Metabolic Diseases 1 Ex-U.S. license and supply agreement with Immedica to commercialize pegzilarginase in Europe and certain countries in the Middle East (European Economic Area, United Kingdom, Switzerland, Andorra, Monaco, San Marino, Vatican City, Turkey, Saudi Arabia, United Arab Emirates, Qatar, Kuwait, Bahrain and Oman) 2 ARG1-D case reports ; Diez-Fernandez et al. Mutations and common variants in the human arginase 1 (ARG1) gene: impact on patients, diagnostics and protein structure considerations. Hum Mutat. 2018 Aug;39(8):1029-10502. 3 >30,000 represents estimated prevalence of Classical Homocystinuria in 38 addressable markets based on results of U.S. ICD-10 claims analysis extrapolated to global markets; all figures rounded. Sellos-Moura et al 2020 4 Castro Pereira DJ et al 2015; Leslie and Nazzal Renal Calculi (Cystinuria, Cystine Stones) (2018) Reference; Rozanski et al, Mil Med (2005); Soucie et al, JM Kidney Int (1994); Claes & Jackson, Pediatr Nephrol (2012) 27, 2031; Chillarón, J. et al. Nat. Rev. Nephrol. 2010, 6, 7, 424-34; Biyani, C.S and Cartledge, J.J. EAU-EBU Update Series, 2006, 4, 175-183; Mattoo, A. and Goldfarb D.S. 2008 Sem. Nephrol, 28, 2, 181-191 ©2022 Aeglea BioTherapeutics. External

Pegzilarginase for Arginase 1 Deficiency

The Progressive Impact of Persistently High Plasma Arginine1-4 Arginase 1 Deficiency (ARG1-D) Disease Overview 7 Infancy2-4,7,8 Initial 6-12 months may be uneventful May present with seizures, episodes of hyperammonemia: irritability, feeding difficulties, poor appetite, nausea/vomiting, decreased alertness Toddlerhood (2-4 years) 2,3,7-9 Spasticity in lower limbs (tiptoe walking) Seizures, avoidance of protein is common and intellectual disability Childhood (5-10 years) 2,3,5,6,9 Progressive spasticity and growth impairment Declining neuromotor and intellectual capabilities Increasing dependence on walking aids Loss of mobility Decrease/loss of vocabulary/language Adolescence (11-17 years)2,3,5,10 Potential loss of ambulation and bowel/bladder control Severe intellectual disability Adulthood (18+ years) 2,3,11,12 Continued decline with increasing disability that may result in early mortality 1 Diez-Fernandez C, et al. Hum Mutat. 2018;39:1029-1050. 2 Carvalho DR, et al. Pediatr Neurol. 2012;46:369-374. 3 Crombez EA, Cederbaum SD. Mol Genet Metab. 2005;84:243-251. 4 De Deyn PP, et al. Hyperargininemia: a treatable inborn error of metabolism. In: Guanidino Compounds in Biology and Medicine. London, UK: John Libbey Company Ltd.; 1997:53-69. 5 Prasad A, et al. J Child Neurol. 1997;12:301-309. 6 Amayreh W, et al. Dev Med Child Neurol. 2014;56:1021-1024. 7 Scaglia F, Lee B. Am J Med Genet C Semin Med Genet. 2006;142C:113-120. 8 Sin YY, et al. J Mol Med (Berl). 2015;93:1287-1296. 9 Cai X, et al. Medicine (Baltimore). 2018;97:e9880. 10 Schlune A, et al. J. Amino Acids. 2015;47:1751-1762. 11 Sun A, et al. Arginase deficiency. In: Adam MP, et al, eds. GeneReviews®. Seattle, WA: University of Washington, Seattle; 2020. 12 Diaz GA, et al. Poster presented at: 13th European Paediatric Neurology Society (EPNS) Congress; September 17-21, 2019; Athens, Greece. Poster P06-34. Current Standard of Care Focused on lowering plasma arginine levels and controlling hyperammonemia with: Severe dietary protein restriction Amino acid supplementation Ammonia scavengers Ineffective at controlling plasma arginine levels Significant Unmet Need High arginine levels Severe and progressive disease with early mortality Easily diagnosed but often missed due to lack of awareness No approved therapies to address high arginine levels ARG1-D is a serious, progressive disease with early mortality and high unmet medical need. It is caused by a mutation in the arginase 1 enzyme, resulting in persistently high levels of arginine. ©2022 Aeglea BioTherapeutics. External

8 Pegzilarginase Program Overview Commercial Opportunity >2,500 patients in global addressable markets >1,150 patients in territories with regulatory and launch plans underway High unmet medical need No approved therapies to address high arginine levels Regulatory Designations U.S. Rare Pediatric Disease (PRV eligible) Breakthrough Therapy U.S. Orphan Drug EU Orphan Drug Pegzilarginase is a novel recombinant human enzyme engineered to lower arginine levels. Planned BLA Filing in First Half of 2022 Phase 1/2 and Open-Label Extension Trials 13 patients remain on therapy from 2-4 years Arginine lowering was rapid and durable Improvements in functional measures sustained over time PEACE Phase 3 Clinical Trial First placebo-controlled trial ever conducted in ARG1-D Topline announced December 2021 Pegzilarginase reduced arginine levels by 80%, normalized arginine levels in 90.5% of patients Positive trend in mobility measure Well-tolerated 31 patients enrolled in long-term extension study First Clinical Program Ever Conducted in ARG1-D ©2022 Aeglea BioTherapeutics. External

Double-blind portion of trial complete – topline data announced December 2021 9 PEACE Phase 3 Study Design *Dosing is weekly and, if needed, dose is modified based on plasma arginine levels with maintenance of blinding. ǂThe first 8 weeks of the open-label extension will be blinded. All study participants remain on current disease management for the duration of the trial. Dose adjustments in the double-blind treatment period can be made to optimize plasma arginine control for levels outside the range of 50-150µM. If needed, weekly doses can be increased to 0.15 and 0.2 mg/kg or reduced to 0.05mg/kg ARG1-D = Arginase 1 Deficiency; IV = intravenous; R = randomized. Patients with ARG1-D ≥2 years old Plasma arginine >250 µM (mean) Baseline deficit in clinical response assessments Placebo IV R 2:1 Long Term Extensionǂ Pegzilarginase 0.1 mg/kg* IV 24 weeks Up to 150 weeks n=11 N=32 n=21 N=31 ©2022 Aeglea BioTherapeutics. External

10 Pegzilarginase Safety Profile – Results from PEACE * TEAE: Treatment-Emergent Adverse Event; ǂ SAE: Serious Adverse Event; ♢ Adverse Event of Interest Pegzilarginase was Well-tolerated with No Discontinuations in Pivotal Study Due to Adverse Events No discontinuations due to TEAEs Most TEAEs were mild or moderate in severity Common TEAEs occurring in >15% of patients in treatment and placebo arms included vomiting, ammonia increased, cough, hyperammonemia, nausea, abdominal pain, pyrexia, decreased appetite With exception of vomiting, cough, and pyrexia, each event occurred at lower rate compared to placebo Hypersensitivity reactions were infrequent (<10% of patients) and managed with routine medical care SAEs included hyperammonemia and vomiting (1 patient) ©2022 Aeglea BioTherapeutics. External

11 Highly elevated plasma arginine despite standard of care Mean plasma arginine* Pegzilarginase Baseline: 365.4 µM 24-week: 105.5 µM Placebo Baseline: 471.7 µM 24-week: 448.8 µM Primary Endpoint – 24-Week Analysis 80% reduction in mean plasma arginine with pegzilarginase (p<0.0001)ǂ  Primary Endpoint Met – Marked and Sustained Reduction in Plasma Arginine Reduction in Plasma Arginine* *Based on arithmetic mean of values from visit and preceding 3 visits, boxes represent middle 50% with error bars depicting 95% confidence interval; ǂ Statistical analysis based on geometric mean` Clinical Guideline ©2022 Aeglea BioTherapeutics. External

90.5% of pegzilarginase treated patients achieved normal plasma arginine levels (p<0.0001)* No meaningful change in plasma arginine levels in placebo arm Treatment with pegzilarginase surpassed current clinical guideline goals of reducing arginine levels below 200 µM 12 Normalization of Plasma Arginine Levels in ARG1-D Patients Proportion of Patients Reaching Normal Arginine Levels (40-115 µM) Potential Transformative Therapy for a Patient Population with Previously Unachievable Control of Arginine to Normal Levels * Nominal p value, based on arithmetic mean of values from visit and preceding 3 visits ©2022 Aeglea BioTherapeutics. External

PEACE Mobility Assessed by GMFM-E and 2MWT 13 Mean Change from Baseline in 2MWT Mean Change from Baseline in GMFM-E 1 MCID is minimal clinically important difference defined in Cerebral Palsy population. 2Oeffinger D et al 2008; GMFM-E = Gross Motor Function Measure Part E; 2MWT = 2-minute walk test; GMFCS = Gross Motor Function Classification System ©2022 Aeglea BioTherapeutics. External

14 Improvements in Mobility Measures Sustained Over Time in Phase 1/2 and OLE 48 1 MCID is minimal clinically important difference defined in Cerebral Palsy population. 2Oeffinger D et al 2008; 3 Analysis weeks are calculated by adding the 8 weeks from Part 2 of the Phase 1/2 study to the weeks of treatment in the open-label extension (OLE) study (e.g., 8 weeks of Part 2 + 12 weeks of OLE is the 20-week analysis); 4 13 patients remain in the OLE study, 9 of 13 patients had 96-week mobility assessments conducted; GMFM-E = Gross Motor Function Measure Part E; 6MWT = 6-minute walk test; SAD = single ascending dose Mean Change from Baseline in GMFM-E Mean Change from Baseline in 6MWT Mean Change (Units) Mean Change (Meters) ©2022 Aeglea BioTherapeutics. External

15 Clinically Meaningful Results Normalized arginine levels which was previously unachievable in this patient population GMFM-E trend highly suggestive of mobility benefit with improvement over time Mean changes in both trials greater than MCID of 4 units and 2.8 units for GMFCS Levels I and II respectively1 Strength and consistency of data demonstrate favorable benefit/risk profile Timeline to Potential U.S. Approval and Launch Expected BLA submission in first half of 2022 Plan to request priority review PDUFA date typically ~8 months from submission with priority review Preparing for strong, rapid launch Confidence in Path to Regulatory Submission and Approvability Robust Regulatory Package Strong Clinical Data Established Manufacturing Multiple Regulatory Designations 1 Oeffinger D et al 2008; MCID = minimal clinically important difference; GMFCS = Gross Motor Function Classification System ©2022 Aeglea BioTherapeutics. External

Regulatory Next Steps for BLA Submission Pre-BLA meeting Discussion of data package and additional submission details BLA submission to the FDA Plan to request priority review based on regulatory designations Acceptance of BLA and assignment of PDUFA date Notified of acceptance status expected within 60 days of submission PDUFA date typically granted approximately 8 months from submission, if given priority review Priority Review Voucher assigned to Aeglea, upon approval 16 Expect to File U.S. BLA in First Half of 2022 ©2022 Aeglea BioTherapeutics. External

17 Attractive Commercial Opportunity and a Targeted Launch Plan 1 Licensing and supply agreement signed with Immedica Pharma AB in March 2021; countries in agreement include European Economic Area, United Kingdom, Switzerland, Andorra, Monaco, San Marino, Vatican City, Turkey, Saudi Arabia, United Arab Emirates, Qatar, Kuwait, Bahrain and Oman. Prevalence of >2,500 Patients with Significant Unmet Need United States >250 patients Western Europe and Middle East1 >900 patients Rest of World >1,350 patients (including 700 in LatAm, 400 in Asia Pacific) Patient Identification Accelerating the diagnosis and identification of patients through ongoing HCP engagement Disease Education and Awareness Driving HCP dialogue about the devastating and progressive nature of ARG1-D Access and Reimbursement Ensuring payer understanding of the significant clinical and economic burden of ARG1-D Organizational Readiness Establishing an internal mindset and infrastructure to meet the needs of the global ARG1-D patient community A Focused Effort to Ensure a Successful Launch ©2022 Aeglea BioTherapeutics. External

Continued patient identification momentum across key markets Gaining valuable insights into disease management and patient characteristics Progress is outpacing relevant benchmarks Driving increased awareness of ARG1-D to facilitate accurate diagnosis THINK ARGININE™: a disease awareness initiative with no-charge diagnostic testing Focus on key specialties with highest likelihood of potential un- or misdiagnosed patients Ongoing scientific discourse to broaden awareness and deepen ARG1-D understanding and advocacy among HCP community High concentration of identified patients in relatively few metabolic institutions with very knowledgeable specialists Thoughtful engagement with the patient community to strengthen understanding of patient journey and unmet needs Engaging with HCP and Patient Communities to Accelerate Diagnosis, Broaden Awareness, and Deepen Understanding of ARG1-D 18 Patient Identification Disease Education and Awareness ©2022 Aeglea BioTherapeutics. External

Laying the Groundwork to Transition Smoothly to Commercial Operations 19 High-touch patient services model is being developed based on our deep understanding of the needs of the ARG1-D patient community Thoughtful, targeted approach to payer engagement focused on payers most likely to have ARG1-D covered lives Core commercial and medical team in place with deep ultra-rare launch experience Commercial formulation on stability and distribution strategy in place Tight coordination with Immedica, our commercial partner in Europe and certain countries in the Middle East Commercial infrastructure built with pegzilarginase and earlier-stage pipeline programs in mind Access and Reimbursement Organizational Readiness ©2022 Aeglea BioTherapeutics. External

AGLE-177 for Homocystinuria

Homocystinuria Disease Overview 21 1 >30,000 represents estimated prevalence of Classical Homocystinuria (including B6-responsive and B6-non-responsive) in 38 addressable markets. 2 Mudd et al 1985. 3 Kožich et al, 2020. 4 ~6,000-6,600 represents estimated prevalence of B6-non-responsive Homocystinuria in the U.S (~3,300) and the EU4 plus UK (~3,300) Homocystinuria (HCU): Cystathionine beta synthase (CBS) deficiency, also known as Classical Homocystinuria, is a serious and progressive metabolic disorder characterized by elevated levels of the amino acid homocysteine. Addressable Market: >30,000 HCU patients1 Includes ~15,000 – 18,000 with B6-non-responsive disease 2,3 Significant  U.S. & EU4 + UK opportunity with  ~6,000-6,600  B6-non-responsive patients 4 Serious Disease Complications Eyes Lens dislocation, glaucoma, severe near-sightedness Nervous System Intellectual and developmental delays, behavioral abnormalities, seizures Vascular Life-threatening thrombotic events, heart attack, stroke Skeletal Long bone (Marfanoid) features, skeletal deformities, osteoporosis Current disease management is inadequate with an inability to control homocysteine levels: Limited effectiveness Non-compliance Poor tolerability of amino acid supplementation and Betaine ©2022 Aeglea BioTherapeutics. External

Natural History Study of 629 Untreated Classical Homocystinuria Patients 22 Increased Mortality and High Risk of Severe Complications B6-responsive = 231 All patients = 629 B6-non-responsive = 231 MORTALITY NATURAL HISTORY Mudd et al, 1985. Kluijtmans et al, Am. J. Hum. Genet. 65,59-67, 1999 B6-non-responsive B6-responsive ©2022 Aeglea BioTherapeutics. External

AGLE-177 for Homocystinuria Overview 23 Intracellular Metabolism – Normal & Disease State Plasma Metabolism – AGLE-177 Homocysteine (monomer) Homocystine (dimer) AGLE-177 Homocysteine (protein bound) Decrease in plasma homocysteine and homocystine X AGLE-177 Mechanism Engineered Cystathionine -Lyase (CGL) enzyme mutated to change its native substrate specificity from cystathionine to BOTH homocysteine and homocysteine. Efficiently degrading both monomer and dimer creates steep concentration gradient aimed at driving intracellular homocysteine out of tissue Therapeutic Rationale Elevated levels of plasma homocysteine increase risk for disease manifestations1 Reduction of plasma homocysteine has been correlated with reduced risk of developing disease manifestations2 Generally accepted aim of treatment is to lower the plasma homocysteine concentration to a safe level while maintaining normal nutrition Current treatments rarely sustain reductions in homocysteine 1Mudd, Skovby et al. 1985, Al-Dewik, Ali et al. 2019; 2Mudd, Skovby et al. 1985, Wilcken and Wilcken 1997, Yap and Naughten 1998 ©2022 Aeglea BioTherapeutics. External

24 Preclinical Data Support Potential Advantages of AGLE-177 Marked survival benefit with total weekly dose as low as 2mg/kg 1 Daige C. et al. Poster presented at ASHG 2020 Virtual Meeting. 2 Majtan T. et al., FASEB J. 2017; 31(12):5495-5506. 3 Mice were maintained on betaine until weaning; sc = subcutaneous; tHcy = total homocysteine Twice weekly sc doses AGLE-177 in CBS -/- mouse model1 Significant survival benefit at substantially lower total weekly AGLE-177 dose compared to 22.5 mg/kg reported for a competitor enzyme2 Demonstrated pharmacological effect on homocysteine level in normal animals in toxicology studies Substantial decreases in homocysteine after single sc dose in toxicology studies Pharmacological effect in normal animals dosed with AGLE-177 differentiated from reported data for a competitor enzyme2 ©2022 Aeglea BioTherapeutics. External

Phase 1/2 Clinical Trial – Enrollment and Dosing Underway 25 Endpoints Key Inclusion Criteria Enrollment & Dosing Safety and tolerability PK Reduction in plasma total homocysteine levels Classical Homocystinuria diagnosis Plasma homocysteine >80 µM ≥12 years of age Anticipate enrolling 16-20 patients Weekly dosing for 4 weeks Sites in UK and Australia Clinical Data Expected in 2022 ©2022 Aeglea BioTherapeutics. External

26 AGLE-177: a Potentially Differentiated Treatment for Homocystinuria Metabolizes both homocysteine (monomer) and homocysteine (dimer) Demonstrated significant survival benefit in CBS -/- mice at low total weekly doses Reduces homocysteine levels in CBS -/- mice with single and twice weekly dosing Demonstrated potency to reduce homocysteine from normal levels in normal rats and cynos in toxicology studies 1 Dosed subcutaneously; 2 Dosed intravenously; NOAEL = no observed adverse effect level; HED = human equivalent doses AGLE-177 Key Attributes Phase 1/2 Clinical Data Expected in 2022 and Well-Positioned to Advance into Potential Pivotal Study ©2022 Aeglea BioTherapeutics. External

Human Enzyme Engineering Platform

Cystinuria Overview 28 Cystinuria: Cystinuria is a metabolic disorder characterized by high levels of amino acid cystine in the urine, leading to the formation of stones in the kidney, ureter and bladder. Persistent stones can result in serious damage to the kidneys, causing an increased risk of hypertension and chronic kidney failure. Addressable Market: Estimated prevalence rate 1:15,000 Based on literature >10,000 Patients in addressable markets Low cystine in urine Healthy High cystine in urine  cystine precipitates  stone formation Severe pain, surgical interventions, kidney failure Biyani and Cartledge EAU-EBU Update Series 4 (2006) 175-183, Leslie and Nazzal Renal Calculi (Cystinuria, Cystine Stones) (2018) ©2022 Aeglea BioTherapeutics. External

29 AGLE-325 Preclinical Advancement New candidate advanced through lead optimization with preclinical efficacy and PK/PD profile which support attractive clinical dosing schedule µCT Kidney Stone Volume1 Kidney Pathology1 N=16 N=32 INNOVATIVE ENZYME APPROACH Enzymatic reduction of plasma cystine should lower urine cystine and reduce cystine stone formation 1 Experiments performed using a clinically relevant dose range ©2022 Aeglea BioTherapeutics. External

Leveraging Aeglea’s Next Generation Human Enzyme Platform 30 High activity human pegylated investigational enzyme Degrades key accumulating metabolite Results in restorative phenotypic improvements in genetically engineered mouse model PROOF OF CONCEPT Vehicle Control Therapeutic Enzyme ©2022 Aeglea BioTherapeutics. External

Summary

Looking Ahead to 2022 Key 2021 Highlights 32 Pegzilarginase File U.S. BLA (1H 2022) and EU MAA Continue preparations for strong, rapid launch in U.S., Europe and Middle East Presentation of PEACE data at upcoming key metabolic conference; publication of long-term data AGLE-177 Clinical data from Phase 1/2 trial AGLE-325 (Cystinuria) IND-enabling studies for optimized molecule 2021 Accomplishments and 2022 Outlook Pegzilarginase (Arginase 1 Deficiency) Signed license and supply agreement with Immedica Pharma AB for Europe and certain Middle Eastern countries Announced positive topline Phase 3 data Reduced arginine by 80%; normalized plasma arginine levels in 90.5% of patients; trend in mobility measure Progressed key launch objectives including: Patient identification and profiling of population and prescriber base; payer engagement; advancing patient services and distribution activities AGLE-177 (Homocystinuria) Began dosing patients in Phase 1/2 study Advanced manufacturing and formulation work to enable Phase 3 trial Competed long term toxicology studies ©2022 Aeglea BioTherapeutics. External

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Financial Summary 34 Cash, cash equivalents and marketable securities as of September 30, 2021: $114.3 million1 (no debt) As of September 30, 2021, 65.9 million2 common shares and pre-funded warrants outstanding Expected funding runway: into 2023 1Includes $1.8mm of restricted. 2Includes 49.3 million common shares outstanding and 16.6 million pre-funded warrants. *Includes 12.0 million of license revenue and $3.1 million of development fee revenue. ©2022 Aeglea BioTherapeutics. External

PEACE Baseline Demographics 35 ©2022 Aeglea BioTherapeutics. External

PEACE Baseline Clinical Characteristics 36 *Based on arithmetic mean ©2022 Aeglea BioTherapeutics. External

Pegzilarginase Significantly and Sustainably Reduces Plasma Arginine Levels in Phase 1/2 & OLE 37 Plasma Arginine in Response to Pegzilarginase in Phase 1/2 & OLE Studies Baseline: Baseline plasma arginine on standard disease management was markedly elevated 20 Week Analysis1: Median plasma arginine was 112µM Median plasma arginine reduction was 277µM 56 Week Analysis2: Median plasma arginine was 99µM 10/13 patients achieved plasma arginine within the normal range (40-115µM) 13/13 patients achieved plasma arginine within the target range (<200µM) 389 171 127 112 99 OLE – Open-label extension 1 Diaz, GA, et al, J Inherit Metab Dis. 2021;44:847-856; 2 Diaz, GA et al, Presented at 2020 European Academy of Neurology Annual Meeting ©2022 Aeglea BioTherapeutics. External

Mobility Assessments Capture Potential Clinical Benefit of Pegzilarginase in Phase 1/2 Trial & OLE 38 Continuous Analysis Mean Change from Baseline GMFCS – Level II/III GMFCS – Level I CE = Ceiling Effect 20 Week Analysis: 11/14 (79%) 56 Week Analysis: 11/13 (85%) Categorical Responder Analysis2 1Adapted from Diaz, GA et al, Presented at 2020 European Academy of Neurology Annual Meeting; 2Clinical Responder defined by achievement of a clinically meaningful response in one or more of three mobility assessments; GMFCS = Gross Motor Function Classification System Change from Baseline at 56 Week Analysis1 Not Assessed Not Assessed CE CE Green = Overall Clinical Responder2 Patient # GMFM-E (Units) 6MWT (Meters) Baseline Deficit 151 ©2022 Aeglea BioTherapeutics. External

AGLE-177 Improves Pathologies and Correction of Disease Manifestations in a Preclinical Model of Homocystinuria 39 Disease Resolution Disease Reversal Dosing Begins Day 10 CBS-/- Macro-steatosis Disease Progression AGLE-177-HIS 25 mg/kg + Betaine Day 23 CBS-/- AGLE-177-HIS 25 mg/kg Day 60 CBS-/- PBS + Betaine Day 23 CBS-/- Macro-steatosis and necrosis Premature Death Healthy liver from wild-type animal Reversal of Severe Liver Abnormalities in CBS-/- Mouse Model1 Reductions in total plasma homocysteine leads to improvements in disease related abnormalities Effects on the Long-term Pathologies of Osteoporosis2,3 Increased BMD in preclinical model of Homocystinuria with multiple doses of AGLE-177 1 Daige C. et al. Poster presented at ASHG 2018 Annual Meeting 2 Daige C. et al. Poster presented at ASHG 2020 Annual Meeting 3 CBS -/- mice were dosed SC BIW with AGLE-177-HIS starting at D10 through Day 169 were evaluated for bone mineral density (BMD) by dual-energy X-ray absorptiometry ©2022 Aeglea BioTherapeutics. External

Measuring the Functional Impact of Spasticity in ARG1-D 40 Gross Motor Function Classification System (GMFCS) Overall description of current motor function based on: Movements such as sitting, walking Use of mobility devices Gross Motor Function Measure (GMFM) Part E Assesses unaided mobility without bracing or assistive devices 24 tasks involving walking forward/backward, running, jumping and ascending/descending stairs with a score range of 0-72 Timed Walk Tests Evaluates aided mobility with any needed bracing or assistive devices over a defined period of time 2 mins (2MWT) 6 mins (6MWT) Classification of Mobility: Measures of Change in Mobility: Level V not pictured: adapted seating and assistance with transfers, and utilize wheeled power mobility independently or manual mobility with assistance in most settings GMFCS graphic adapted with permission from The Royal Children’s Hospital Melbourne, Australia ©2022 Aeglea BioTherapeutics. External